Exhibit 99.1

News Release

CONTACT:	Jim Eglseder (Investors)	FOR IMMEDIATE RELEASE
	(513) 534-8424	August 21, 2012
Laura Wehby (Investors)
(513) 534-7407
Debra DeCourcy, APR (Media)
(513) 534-4153

Fifth Third Announces Common Stock Repurchase Plans

and Potential for Dividend Increase

No Objection from Federal Reserve to Company’s Capital Plan;

Board Approves 100 Million Share Repurchase Authorization

Cincinnati – Fifth Third Bancorp (NASDAQ: FITB) announced today that the Board of Governors of the Federal Reserve System (“the Federal Reserve”) did not object to the proposed capital actions through March 31, 2013 (the “CCAR period”) included in Fifth Third’s capital plan submitted in June under the Comprehensive Capital & Analysis Review (“CCAR”) process. The capital plan included the potential increase of the quarterly common stock dividend to $0.10 in the third quarter of 2012 and the potential repurchase of common shares.

Fifth Third also announced that its Board of Directors approved a new share repurchase authorization of up to 100 million shares, which replaces the previous authorization from 2007 under which approximately 14 million shares remained. Fifth Third’s capital plan included potential common share repurchases of up to $600 million through the first quarter of 2013, in addition to any incremental repurchases related to any after-tax gains from the sale of Vantiv, Inc. (“Vantiv”) stock. Fifth Third expects to initiate share repurchases shortly by entering into a contract with a counterparty for the repurchase on its behalf of $350 million in value of common shares, subject to market conditions. Fifth Third’s Board is expected to consider the possibility of a dividend increase at its regularly scheduled meeting in September.

In comments related to this announcement, Kevin Kabat, president and CEO of Fifth Third, said, “Our capital plan reflects our strong capital base, profitability and earnings generation, which enable us to increase our return of capital to shareholders while retaining more than sufficient capital to support ongoing business opportunities and balance sheet growth. We believe our plan for capital management and retention is a balanced and prudent one given our expectations, our capital position under current and proposed regulatory capital rules, and the current economic outlook.”

The Federal Reserve’s non-objection applies only to those actions proposed in Fifth Third’s CCAR submission to be taken through March 31, 2013. Any actions that Fifth Third may plan or intend to take subsequent to that date would be subject to the CCAR plan submission for that subsequent period. Any capital distributions, including those contemplated in the above announced actions, are subject to evaluation and approval by the Board of Directors at any given time, Fifth Third’s performance, the state of the economic environment, market conditions, regulatory factors, and other risks and uncertainties. Fifth Third has no current information and makes no representations as to whether, when or in what amounts there may be future gains from the sale of Vantiv stock. The new repurchase authorization does not have an expiration date, does not include specific price targets, may be executed through open market purchases or one or more private negotiated transactions, including Rule 10b5-1 programs, and may be suspended at any time.

Fifth Third Bancorp is a diversified financial services company headquartered in Cincinnati, Ohio. As of June 30, 2012, the Company had $118 billion in assets and operated 15 affiliates with 1,322 full-service Banking Centers, including 105 Bank Mart® locations open seven days a week inside select grocery stores and 2,409 ATMs in Ohio, Kentucky, Indiana, Michigan, Illinois, Florida, Tennessee, West Virginia, Pennsylvania, Missouri, Georgia and North Carolina. Fifth Third operates four main businesses: Commercial Banking, Branch Banking, Consumer Lending, and Investment Advisors. Fifth Third also has a 39% interest in Vantiv Holding, LLC, formerly Fifth Third Processing Solutions, LLC. Fifth Third is among the largest money managers in the Midwest and, as of June 30, 2012, had $291 billion in assets under care, of which it managed $25 billion for individuals, corporations and not-for-profit organizations. Investor information and press releases can be viewed at www.53.com. Fifth Third’s common stock is traded on the NASDAQ® Global Select Market under the symbol “FITB.”

FORWARD-LOOKING STATEMENTS

This news release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of Vantiv, LLC, formerly Fifth Third Processing Solutions from Fifth Third; (21) the effect of certain actions by and the financial performance of Vantiv on Fifth Third, including Fifth Third’s consolidated results of operations; (22) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (23) ability to secure confidential information through the use of computer systems and telecommunications networks; and (24) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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